UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Scottsdale Road, Suite 1300, Tempe, Arizona 85288
(Address of principal executive offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Quentin Blackford

On August 27, 2026, the Board of Directors (the “Board”) of Align Technology, Inc. (the “Company”) appointed Quentin Blackford, 48, to the Board. In connection with Mr. Blackford’s appointment, the Board increased the size of the Board from ten to eleven directors. The Company expects Mr. Blackford to stand for election at the next annual meeting of stockholders, which is expected to be held in May 2027.

Mr. Blackford will participate in the compensation program for non-employee directors as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2026, except that the annual retainer and equity grant will be prorated to reflect his service from the date of his appointment until the Company’s annual meeting of stockholders in 2027.

Mr. Blackford has also entered into a director indemnification agreement with the Company, the form of which is filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, and which is incorporated by reference herein.

There is no arrangement or understanding between Mr. Blackford and any other person pursuant to which he was selected as a director. Mr. Blackford has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Resignation of Andrea L. Saia

On August 27, 2026, Andrea L. Saia notified the Board that she will resign as a member of the Board effective September 23, 2026. Ms. Saia’s decision to resign from the Board is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, nor was she removed for cause. The Board has determined to automatically decreased the size of the Board from eleven to ten directors, effective immediately upon Ms. Saia’s resignation.

A copy of the press release announcing the appointment of Mr, Blackford and the resignation of Ms. Saia is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. Announcing Quentin Blackford to Join Align Technology Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ John Morici
John Morici Chief Financial Officer and Executive Vice President, Global Finance

Date: August 31, 2026